                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2003
                                                         -----------------

                       CHASE MORTGAGE FINANCE CORPORATION
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                 (Exact name of registrant specified in Charter)


     Delaware                     333-99451                    52-1495132
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  (State or other                (Commission                 (IRS Employer
  jurisdiction of                File Number)             Identification No.)
  incorporation)


          343 Thornall Street,                                     08837
               Edison, NJ
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(Address of principal executive offices)                        (Zip Code)



           Registrant's telephone, including area code: (732) 205-0600

                                 Not Applicable
         (Former name and former address, if changed since last report)

ITEM 2.  Acquisition or Disposition of Assets: General.

         On December 22, 2003, Chase Mortgage Finance Corporation issued its Multi-Class Mortgage Pass-Through Certificates, Series 2003-S15, such series representing interests in a pool of fixed rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated December 18, 2003, as supplemented by the prospectus supplement dated December 22, 2003 (together, the "Prospectus").

         The Class A Certificates consist of the Class IA-1 Certificates, Class IA-2 Certificates, Class IA-3 Certificates, Class IA-4 Certificates, Class IA-X Certificates, Class IIA-1 Certificates, Class IIA-2 Certificates, Class IIA-3 Certificates, Class IIA-4 Certificates, Class IIA-5 Certificates, Class IIA-6 Certificates, Class IIA-7 Certificates, Class IIA-8 Certificates, Class IIA-9 Certificates, Class IIA-10, Class IIA-11, Class IIA-12, Class IIA-13, Class IIA-14, Class IIA-15, Class IIA-16, Class IIA-17, Class IIA-18, Class IIA-X Certificates, Class A-P Certificates and the Class A-R Certificate. The Class M Certificates consist of the Class M Certificates. The Class B Certificates consist of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates and Class B-5 Certificates.

         The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class M Certificates evidence in the aggregate the Class M Percentage ownership interest in the Trust Fund. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates and the Class M Certificates to the extent described in the Prospectus. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

ITEM 7.  Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description
-----------------          -----------
       4                   Pooling and Servicing Agreement among Chase Mortgage
                           Finance Corporation, Chase Manhattan Mortgage
                           Corporation and Wachovia Bank, N.A., as trustee, dated as of December 1, 2003, for Multi-Class
                           Mortgage Pass-Through Certificates, Series 2003-S15

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHASE MORTGAGE FINANCE CORPORATION

Date:  January 7, 2004


                                    By: /s/ Bruce J. Friedman
                                    ---------------------------
                                    Name:  Bruce J. Friedman
                                    Title: Vice President

                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

     4 Pooling and Servicing Agreement among Chase Mortgage Finance Corporation, Chase Manhattan Mortgage Corporation and Wachovia Bank, N.A., as trustee, dated as of December 1, 2003, for Multi-Class Mortgage Pass-Through Certificates, Series 2003-S15